UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

ROKU, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Coleman Avenue San Jose, California	95110
(Address of Principal Executive Offices)	(Zip Code)

(408) 556-9040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	“ROKU”	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Roku, Inc. (“Roku”) held its annual meeting of stockholders via a live webcast (the “Annual Meeting”). At the Annual Meeting, Roku’s stockholders voted on four proposals, each of which is described in more detail in Roku’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 26, 2022 (the “Proxy Statement”). The following is a brief description of each matter voted on and the certified results, including the number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes, as applicable, with respect to each matter.

1.

The Class II director nominees were elected to serve until Roku’s 2025 annual meeting of stockholders and in each case until their successors are elected and qualified or until their earlier death, resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Gina Luna	213,107,274	18,119,615	24,789,349	92.2%
Ray Rothrock	208,325,462	22,901,427	24,789,349	90.1%

2.

The Class III director nominee was elected to serve until Roku’s 2023 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Jeffrey Hastings	211,109,253	20,117,636	24,789,349	91.3%

3.	Stockholders approved, on an advisory basis, Roku’s executive compensation as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
218,216,756	12,861,091	149,042	24,789,349	94.4%

4.	Stockholders ratified the appointment of Deloitte & Touche LLP as Roku’s independent registered accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
255,422,013	454,107	140,118	99.8%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.
Dated: June 10, 2022

	By:	/s/ Stephen H. Kay
Stephen H. Kay
Senior Vice President, General Counsel and Secretary